SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            August 7, 2014
                            Date of Report
                    (Date of Earliest Event Reported)

                    HEYU LEISURE HOLIDAYS CORPORATION
          (Exact Name of Registrant as Specified in its Charter)

  Delaware                    000-55068                    46-3601223
(State or other        (Commission File Number)          (IRS Employer
jurisdiction                                           Identification No.)
of incorporation)

                     No. 56 Halaman Bukit Gambir 9
          Sunway Bukit Gambier 11700 Gelugor, Penang, Malaysia
              (Address of Principal Executive Offices)

                          +6-012-470-5688
                    (Registrant's Telephone Number)

ITEM 5.02  Departure of Directors or Principal Officers;
           Election of Directors

     On August 7, 2014 the following individuals were elected by the shareholder(s) of the Corporation as directors of the Registrant:

               Hung Seng Tan
               Guan Chuan Tan


                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                    HEYU LEISURE HOLIDAYS CORPORATION


Date: October 29,  2014            Ban Siong Ang
                                   Chief Executive Officer